Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8942%



        Excess Protection Level
          3 Month Average  5.10%
          June, 1998  4.67%
          May, 1998  4.84%
          April, 1998  5.81%


        Cash Yield                                  17.67%


        Investor Charge Offs                        5.10%


        Base Rate                                   7.89%


        Over 35 Day Delinquency                     5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,536,555,660.02